Exhibit 10.3

EXECUTION COPY

LIMITED WAIVER

LIMITED WAIVER dated as of March 31, 2005 among MDC Partners Inc., a Canadian corporation (“MDC Partners”), Maxxcom Inc., an Ontario corporation (“Maxxcom Canada”), Maxxcom Inc., a Delaware corporation (“Maxxcom U.S.” and together with MDC Partners and Maxxcom Canada, the “Borrowers”) and the lenders party to the Credit Agreement referred to below (the “Lenders”).

The Borrowers, the Lenders, JPMCB, as the U.S. Administrative Agent, JPMCB, as Collateral Agent, and JPMCB, Toronto Branch, as Canadian Administrative Agent are parties to the Credit Agreement dated as of September 22, 2004 (as from time to time amended, the “Credit Agreement”).  The Borrowers have requested the Lenders to waive certain requirements with respect to the delivery of financial statements under the Credit Agreement, and the Lenders are willing to so waive such requirements, all on the terms and conditions set forth herein.  Accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Limited Waiver, terms defined in the Credit Agreement are used herein as defined therein.

Section 2.  Limited Waiver.  Subject to the U.S. Administrative Agent’s receipt of this Limited Waiver, duly executed by the Borrowers and the Lenders constituting the Required Lenders, but effective as of the date hereof, the Lenders hereby agree to waive any Default that may have occurred and be continuing on the date hereof or may hereafter arise solely as a result of the Borrowers’ failure to comply with the requirements of Sections 6.09 (a), (b) and (c) of the Credit Agreement with respect to delivery of the financial statements for the fiscal quarter and the fiscal year, respectively, ended December 31, 2004 (and the related compliance certificate required to be delivered under Section 6.09(a) of the Credit Agreement) (collectively, the “December 31, 2004 Financial Statements”), provided that the Borrowers shall deliver to the Administrative Agents and the Lenders the December 31, 2004 Financial Statements not later than April 15, 2005 (it being understood that the Borrowers’ failure to deliver to the Administrative Agents and the Lenders the December 31, 2004 Financial Statements by April 15, 2005 shall constitute an Event of Default under the Credit Agreement, and upon such failure the waivers under this Section 2 shall cease to be in effect).

Section 3.  Representations and Warranties.  The Borrowers represent and warrant to the Lenders that the December 31, 2004 Financial Statements shall not differ in any material respect from the draft of the December 31, 2004 Financial Statements provided to the Lenders on March 29, 2005.

Section 4.  Miscellaneous.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Limited Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Limited Waiver by signing any such counterpart.  This Limited Waiver shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MDC PARTNERS INC.

By:	/s/ Ray Forzley
Name: Ray Forzley
Title: Authorized Signatory

By:	/s/ Walter Campbell
Name: Walter Campbell
Title: Authorized Signatory

MAXXCOM INC., an Ontario corporation

By:	/s/ Ray Forzley
Name: Ray Forzley
Title: Authorized Signatory

By:	/s/ Walter Campbell
Name: Walter Campbell
Title: Authorized Signatory

MAXXCOM INC., a Delaware corporation

By:	/s/ Ray Forzley
Name: Ray Forzley
Title: Authorized Signatory

By:	/s/ Walter Campbell
Name: Walter Campbell
Title: Authorized Signatory

LENDERS

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH

By:
Name:
Title:

BANK OF MONTREAL (CHICAGO BRANCH)

By:
Name:
Title:

BANK OF MONTREAL

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, by its Atlanta Agency

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

By:
Name:
Title:

TORONTO DOMINION (TEXAS) INC.

By:
Name:
Title:

THE TORONTO-DOMINION BANK

By:
Name:
Title:

CIBC INC.

By:
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE

By:
Name:
Title:

By:
Name:
Title: